                                                                    EXHIBIT 99.3


              UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The following Unaudited Pro Forma Combined Condensed Financial Statements are based upon the consolidated financial statements of the Company and are adjusted to give effect to the acquisitions of Casa Bonita Incorporated and subsidiaries ("Casa Bonita") and Summit Family Restaurants Inc. and subsidiaries ("Summit") by the Company (the "Acquisitions").

     The Company acquired an 80.0% equity interest in Casa Bonita on October 1, 1996. Casa Bonita currently operates 108 Taco Bueno restaurants located in Texas and Oklahoma. The acquisition was effected by CBI Restaurants, Inc. ("CBI"), a newly-formed corporation in which the Company holds an 80.0% equity interest. CBI paid $42.0 million in cash, which was financed by short-term loans of $9.0 million from the Company, $8.0 million from Fidelity National Financial, Inc. ("Fidelity"), and $5.0 million from Giant Group, Ltd. The balance of the purchase price, $20.0 million, was financed through the Company's investment of $16.0 million in cash for an 80.0% interest in CBI, and Fidelity's investment of $4.0 million in cash for the remaining 20.0% interest in CBI. The Company's investments in CBI were funded out of borrowings in the principal amount of $25.0 million under the Company's credit facility.

     On July 15, 1996, the Company acquired Summit for a total purchase price of $29.1 million, of which $17.7 million was paid in cash and the balance was paid by the issuance of 501,388 shares of the Company's Common Stock.

     The Unaudited Pro Forma Combined Condensed Balance Sheet as of August 12, 1996 gives effect to the Casa Bonita acquisition as if it had occurred on such date and was prepared based upon the consolidated balance sheets of the Company (including Summit) as of August 12, 1996 and of Casa Bonita as of June 24, 1996. The Unaudited Pro Forma Combined Condensed Statements of Operations for the fiscal year ended January 31, 1996 and for the 28 weeks ended August 12, 1996 give effect to the Acquisitions as if they had occurred at the beginning of each period presented. The Unaudited Pro Forma Combined Condensed Statement of Operations for the fiscal year ended January 31, 1996 was prepared based upon the consolidated statements of operations of the Company for the fiscal year ended January 31, 1996, of Summit for the 52 weeks ended March 11, 1996 and of Casa Bonita for the fiscal year ended April 1, 1996. The Unaudited Pro Forma Combined Condensed Statement of Operations for the 28 weeks ended August 12, 1996 was prepared based upon the consolidated statements of operations of the Company for the 28 weeks ended August 12, 1996, of Summit for the 26 weeks ended July 15, 1996 and of Casa Bonita for the 28 weeks ended June 24, 1996. The Company's fiscal year is the 52- or 53-week period ending on the last Monday of January in each year. For clarity of presentation, the fiscal year of the Company presented herein is as if the fiscal year ended on January 31.

     The Unaudited Pro Forma Combined Condensed Financial Statements are provided for comparative purposes only and are not necessarily indicative of the results of operations or financial position of the combined companies that would have occurred had the Acquisitions occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position. The unaudited pro forma adjustments are based upon currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances.

     The Acquisitions were or will be accounted for using the purchase method of accounting. Accordingly, the Company's cost to acquire Summit and Casa Bonita were or will be allocated to the assets acquired and liabilities assumed according to their respective fair values. The allocation is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the purchase allocation adjustments made in connection with the preparation of the Unaudited Pro Forma Combined Condensed Financial Statements are preliminary, and have been made solely for the purpose of preparing such Unaudited Pro Forma Combined Condensed Financial Statements.

     The Unaudited Pro Forma Combined Condensed Financial Statements do not reflect certain cost savings that the Company expects to be realized primarily through elimination of certain duplicative administrative costs. No assurances can be made as to the amount of cost savings, if any, that actually will be realized.

                             CKE RESTAURANTS, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AS OF AUGUST 12, 1996
                                 (IN THOUSANDS)

                                                 HISTORICAL
                                    -------------------------------------             PRO FORMA
                                    CKE AT         CASA BONITA                       ACQUISITION
                                    8/12/96        AT 6/24/96    COMBINED            ADJUSTMENTS         PRO FORMA
                                    -------        -----------   --------            -----------         ---------
ASSETS

Cash and cash equivalents.....    $  18,333       $    993       $  19,326           $     --           $  19,326

Accounts receivable...........        7,025             76           7,101                 --               7,101

Related party notes receivable        1,360         16,981          18,341            (16,981)(d)           1,360

Inventories...................        7,973            707           8,680                 --               8,680

Deferred income taxes, net....       15,088          1,328          16,416                 --              16,416

Other current assets and
   prepaid expenses...........        7,193            114           7,307                 --               7,307
                                  ---------       --------       ---------           --------           ---------

      Total current assets....       56,972         20,199          77,171            (16,981)             60,190

Property and equipment, net...      169,077         34,409         203,486              8,750(g)          212,236

Property under capital
   leases, net................       34,257            715          34,972                 --              34,972

Long-term investments.........       26,041             --          26,041                 --              26,041

Notes receivable..............        7,713             --           7,713                 --               7,713

Related party notes receivable          715             --             715                 --                 715

Other assets..................       11,682            783          12,465              5,647(h)           18,112
                                  ---------       --------       ---------           --------           ---------

      Total assets............    $ 306,457       $ 56,106       $ 362,563           $ (2,584)          $ 359,979
                                  =========       ========       =========           ========           =========

LIABILITIES

Current portion of long-term
      debt....................    $   3,486       $     --       $   3,486           $ 13,000(f)        $  16,486

Current portion of capital
      lease obligations.......        4,666            135           4,801                 --               4,801

Accounts payable..............       22,611          1,613          24,224                 --              24,224

Other current liabilities.....       48,488          7,020          55,508              1,100(h)           56,608
                                  ---------       --------       ---------           --------           ---------

      Total current liabilities      79,251          8,768          88,019             14,100             102,119

Long-term debt................       30,230             --          30,230             25,000(e)           55,230

Capital lease obligations.....       48,171          1,233          49,404                 --              49,404

Related party notes payable...           --         31,588          31,588            (31,588)(d)              --

Other long-term liabilities...       25,279            421          25,700                 --              25,700
                                  ---------       --------       ---------           --------           ---------

      Total liabilities.......      182,931         42,010         224,941              7,512             232,453

Minority interest.............           --             --              --              4,000(j)            4,000

STOCKHOLDERS' EQUITY..........      123,526         14,096         137,622            (14,096)(c)         123,526
                                  ---------       --------       ---------           --------           ---------

      Total liabilities and
      stockholders' equity....    $ 306,457       $ 56,106       $ 362,563           $ (2,584)          $ 359,979
                                  =========       ========       =========           ========           =========

See accompanying notes to unaudited pro forma combined condensed financial statements.

                              CKE RESTAURANTS, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        HISTORICAL
                                          ---------------------------------------
                                              CKE        SUMMIT       CASA BONITA
                                          FISCAL YEAR   52 WEEKS      FISCAL YEAR                      PRO FORMA
                                             ENDED        ENDED          ENDED                        ACQUISITION
                                            1/31/96      3/11/96        4/1/96        COMBINED        ADJUSTMENTS       PRO FORMA
                                          -----------    -------      -----------     --------        -----------       ---------
TOTAL REVENUES..........................  $  465,437   $ 120,897     $    80,381     $   666,715   $        --         $ 666,715

OPERATING COSTS AND EXPENSES:
   Company-operated restaurants:
     Food and packaging.................     121,029      39,563          22,392         182,984            --           182,984
     Payroll and other employee
        benefits.........................    109,942      41,977          23,457         175,376        (1,600)(a)       173,776
     Occupancy and other operating
        expenses........................      82,095      32,208          20,711         135,014           103 (g)       135,117
   Franchised and licensed
     restaurants........................      68,839         194              --          69,033            --            69,033
   Advertising expenses.................      19,940       3,316           5,033          28,289            --            28,289
   General and administrative expenses..      37,857       9,845           4,409          52,111           265(b)(h)      52,376
                                          ----------   ---------     -----------     -----------   -----------         ---------

        Total operating costs and
           expenses.....................     439,702     127,103          76,002         642,807        (1,232)          641,575
                                          ----------   ---------     -----------     -----------   -----------         ---------

Operating income (loss).................      25,735      (6,206)          4,379          23,908         1,232            25,140

Interest expense........................     (10,004)     (1,375)         (3,180)        (14,559)          (55)(d)(e)(f) (14,614)
Gain on sale of long-term investment....          --       3,959              --           3,959            --             3,959
Other income, net.......................       2,222         400             409           3,031          (151)(d)         2,880
                                          ----------   ---------     -----------     -----------   -----------         ---------
Income (loss) before income taxes.......      17,953      (3,222)          1,608          16,339         1,026            17,365

Income tax expense (benefit)............       7,001         900             509           8,410        (1,464)(i)         6,946
                                          ----------   ---------     -----------     -----------   -----------         ---------
Net income (loss) before
   minority interest....................      10,952      (4,122)          1,099           7,929         2,490            10,419

Minority interest.......................          --          --              --              --          (370)(j)(k)       (370)
                                          ----------   ---------     -----------     -----------   -----------         ---------

Net income (loss).......................  $   10,952   $  (4,122)    $     1,099     $     7,929   $     2,120         $  10,049
                                          ==========   =========     ===========     ===========   ===========         =========

Net income per share....................  $     0.59                                                                   $    0.52
                                          ==========                                                                   =========

Common and common equivalent shares used
   in computing per share amounts.......      18,679                                                                      19,181
                                          ==========                                                                   =========

See accompanying notes to unaudited pro forma combined condensed financial statements.


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




                              CKE RESTAURANTS, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE 28 WEEKS ENDED AUGUST 12, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       HISTORICAL
                                           ------------------------------------
                                              CKE        SUMMIT     CASA BONITA
                                           28 WEEKS    26 WEEKS       28 WEEKS                      PRO FORMA
                                             ENDED        ENDED         ENDED                      ACQUISITION
                                            8/12/96      7/15/96       6/24/96      COMBINED        ADJUSTMENTS        PRO FORMA
                                           --------    ---------      --------      --------       ------------        ---------

TOTAL REVENUES........................    $  281,057   $  68,732     $  43,806      $393,595      $        --         $ 393,595

OPERATING COSTS AND EXPENSES:
   Company-operated restaurants:
     Food and packaging...............        73,967      22,150        12,366       108,483               --           108,483
     Payroll and other employee
        benefits......................        65,012      23,662        13,081       101,755           (1,600)(a)       100,155
     Occupancy and other operating
        expenses......................        48,736      18,981        10,704        78,421               56 (g)        78,477
   Franchised and licensed
     restaurants......................        39,155         130            --        39,285               --            39,285
   Advertising expenses...............        13,470         389         2,855        16,714               --            16,714
   General and administrative expenses        20,549       6,060         2,214        28,823              142 (b)(h)     28,965
                                          ----------   ---------     ---------      --------      -----------         ---------

        Total operating costs and
           expenses...................       260,889      71,372        41,220       373,481           (1,402)          372,079

Operating income (loss)...............        20,168      (2,640)        2,586        20,114            1,402            21,516

Interest expense......................        (4,744)       (711)       (1,649)       (7,104)             (88)(d)(e)(f)  (7,192)
Other income, net.....................         1,850         242            93         2,185             (107)(d)         2,078
                                          ----------   ---------     ---------      --------      -----------         ---------
Income (loss) before income taxes.....        17,274      (3,109)        1,030        15,195            1,207            16,402

Income tax expense (benefit)..........         6,749        (200)          430         6,979             (418)(i)         6,561
                                          ----------   ---------     ---------      --------      -----------         ---------

Net income (loss) before
   minority interest..................        10,525      (2,909)          600         8,216            1,625             9,841

Minority interest.....................            --          --            --            --             (191)(j)(k)       (191)
                                          ----------   ---------     ---------      --------      -----------         ---------

Net income (loss).....................    $   10,525   $  (2,909)    $     600      $  8,216      $     1,434         $   9,650
                                          ==========   =========     =========      ========      ===========         =========

Net income per share..................    $     0.55                                                                  $    0.49
                                          ==========                                                                  =========

Common and common equivalent
   shares used in computing per
   share amounts......................        19,220                                                                     19,638
                                          ==========                                                                  =========


See accompanying notes to unaudited pro forma combined condensed financial statements.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                            CONDENSED FINANCIAL DATA
                                 (IN THOUSANDS)

Summit Pro Forma Acquisition Adjustments

(a) To exclude $1,600 of change of control and severance costs for employees of Summit who have been terminated and which are included in Summit's results of operations for the 52 weeks ended March 11, 1996 and the 26 weeks ended July 15, 1996, respectively, as a non-recurring charge.

(b) To record the impact to goodwill amortization expense of $77 and $41 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively, for the recording of $2,300 of excess of consideration paid over fair value of net assets acquired (included in the August 12, 1996 Unaudited Pro Forma Combined Condensed Balance Sheet) amortized over thirty years.

Casa Bonita Pro Forma Acquisition Adjustments

(c) The Unaudited Pro Forma Combined Condensed Balance Sheet has been adjusted to eliminate the stockholder's equity of Casa Bonita.

(d) To eliminate the related party note receivable of $16,981 and notes payable of $31,588 cancelled prior to the acquisition as well as to exclude the related interest income of $151 and $107 and the related interest expense of $2,995 and $1,554 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively.

(e) To record long-term borrowings by the Company of $25,000 which bear interest at 7.0% per annum and to record interest expense of $1,750 and $942 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively.

(f) To record short-term borrowings by CBI of $13,000 which bear interest at 10.0% per annum and to record interest expense of $1,300 and $700 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively.

(g) To increase land by $5,688 and buildings by $3,062 to their respective estimated fair values, and to record the impact to depreciation expense of $103 and $56 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively, for the estimated increase in the building value depreciated over thirty years.

(h) To record $5,647 for the excess of consideration paid over the fair value of net assets acquired and reserve $1,100 for estimated store closure reserves ($800) and relocation costs ($300), and to record the goodwill amortization of $188 and $101 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively, amortized over thirty years.

(i) To record the income tax effects of the pro forma adjustments and consolidation of the entities so as to affect a pro forma tax rate of 40.0%.

(j) To record the 20.0% minority interest investment in Casa Bonita ($4,000) and the minority interest in Casa Bonita's historical net income ($220 and $120 for the fiscal year ended January 31, 1996 and the 28 weeks ended August 12, 1996, respectively).

(k)      To record the 20.0% minority interest for adjustments (d), (f), (g) and
         (h) above, tax effected at 40.0%.


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